NORTHEAST
                                   INVESTORS
                                     TRUST
                             A NO LOAD INCOME FUND
                                   Prospectus
                                February 1, 2004


                            NORTHEAST INVESTORS TRUST
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                         SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                February 1, 2004


This prospectus explains the investment objective, policies, strategies and risks associated with the fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
FUND PROFILE                                                            2
Objectives                                                              2
Principal Strategies                                                    2
Principal Risks                                                         3
Suitability                                                             4
Performance                                                             5
FEES AND EXPENSES                                                       6
FUND MANAGEMENT                                                         6
SALES WITHOUT "SALES CHARGE"                                            7
SHAREHOLDER INFORMATION                                                 8
General Information                                                     8
Account Registrations                                                   9
Buying Shares                                                           10
Selling Shares                                                          12
Exchanging Shares                                                       14
Dividends and Distributions                                             15
Tax Consequences                                                        16
Trust Policies                                                          17
FINANCIAL HIGHLIGHTS                                                    18
DESCRIPTION OF S&P CORPORATE BOND RATINGS                               20
APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES                       21
ADDITIONAL INFORMATION                                                  22

FUND PROFILE
Objectives
The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount or premium, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range.

The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Prinicipal Risks
Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

                The creditworthiness of an issuer affecting its ability to make current interest payments on debt;

                Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;

                Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;

                The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.

Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

Equity Risk. To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

Financial Markets Risk. Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Income Risk. The chance that falling interest rates will cause the Trust's income to decline. Income risk is generally moderate for bond funds with the Trust's emphasis; however, investors should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates.

Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore, involve additional risk.

Manager Risk. The chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


Suitability
The Trust may be appropriate for investors who seek one or more of the following:

                production of income over the long-term;

                a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

You should also consider the following:

                an investment in the Trust involves risk and should be part of a balanced investment program;

                the Trust is generally for investors with longer-term investment horizons;

                there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

                Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.



Performance
The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax - deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

Chart Omitted

Best quarter: 1st quarter 1995, up 6.76%
Worst quarter: 3rd quarter 1998, down -10.45%

                          Average Annual Total Return
                        Periods Ended December 31, 2003
                                        1 Year          5 Years         10 Years
Northeast Investors Trust
Return before taxes                     14.35%          3.07%           6.65%

Return after taxes on distributions     10.62%         -0.88%           2.68%

Return after taxes on distributions and sale of
Fund Shares                             8.52%           0.41%           3.33%

Merrill Lynch High Yield Master II
Index1                                  28.15%          5.02%           7.05%

1The Merrill Lynch High Yield Master II Index is a market value-weighted index comprised of 1,800 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.


                Shareholder Fees                                 Annual Trust
                (Fees Paid Directly From                         Operating Expenses
                Your Investment)                                 (Expenses That Are Deducted
                                                                 From Fund Assets)
Maximum Sales Charge
        (Load) Imposed on                                        Trustees' Fees                  0.50%
        Purchases               None                             Distribution (12b-1 Fees)       None
Maximum Deferred Sales                                           Other Expenses                  0.15%
        Charge (Load)           None                                    Including:
Maximum Sales Charge                                                    Interest Expense         0.00%
        (Load) Imposed on                                               Operating Expense        0.15%
        Reinvested Dividends    None                             Total Annual Trust Operating
Redemption Fee                  None                                    Expenses                 0.65%


Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

                1 year          3 years          5 years         10 years
                  $66             $208             $362            $810

FUND MANAGEMENT
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.

From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization.
Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES

Under the Declaration of Trust, the Trustees receive an annual fee equal to 1/2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"

The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.


SHAREHOLDER INFORMATION

General Information

For account, product and service information, please use the following website, telephone number or address:

                For information over the Internet including on-line access to your account visit the Trust's website at www.northeastinvestors.com;

                For information over the telephone use 1-800-225-6704;

                For information by mail use
                        Northeast Investors Trust
                        150 Federal Street
                        Boston, MA 02110-1745

Backup withholding - By law Northeast Investors Trust must withhold 28% of any taxable distributions or redemptions from your account if you do not:

                Provide us with your correct taxpayer identification number;

                Certify that the taxpayer identification is correct; and

                Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the funds.


Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the fund's tax consequences for you.


Account Registrations

Some of the different ways to register your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)
Beneficiary designation on account (need to request special application)

Retirement
For tax-advantaged retirement savings
                Traditional Individual Retirement Accounts (IRAs)
                Roth IRAs
                Roth Conversion IRAs
                Rollover IRAs
                Coverdale Education Savings Plan (formerly Educational IRAs) SIMPLE IRAs
                Simplified employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups


Buying Shares
Your initial investment must be accompanied by a completed Application. The form is included along with this Prospectus or one can be printed from our website. You may purchase shares of the Trust at the per share NAV next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust. The Trust no longer issues certificates for purchases.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Trust may reject any purchase orders, including exchanges, particularly from investors who, in the Trust's opinion, have a pattern of short-term or excessive trading and whose trading has been or may be harmful to the Trust.

How to buy shares

By Check

        Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust.

By Telephone

        You may make purchases to your already existing account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Your payment must be received within 14 days of the transaction.

By Exchange Purchase

        You can purchase shares with the proceeds of an exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders in writing, by fax, or by telephone.

        NOTE: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you will be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the net asset value if payment is not made promptly.

Your purchase price

You buy shares at the Fund's next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

           When you place an order to buy shares, note the following:

The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs);

Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

The Trust does not accept cash, money orders, starter checks or post dated checks for payment of shares purchases;

There is no minimum for subsequent investment either by mail, telephone or exchange;

There is a $50,000 maximum for telephone investments. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit;

No cancellations. Northeast will not cancel any transaction at the request of an investor once it has been initiated;

Future purchases. Northeast reserves the right to stop selling shares at any time, or reject specific purchase requests, including purchase by exchange;

The Trust may reject initial investments if certain required information is not supplied on the new account application;

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking account.

No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares

You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New York Stock Exchange after the redemption request has been received. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or faxed to (617) 523-5666 or
(617) 523-5412;

The request includes any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered. The Trust no longer issues certificates;

For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

Redemptions will only be made payable to the registered shareholder(s);

A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

Telephone redemptions will not be made;

Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted;

The Trust reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days;

Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

However, you should note the following policies and restrictions governing exchanges:

You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

Before exchanging into a fund, read its prospectus;

Exchanges may have tax consequences for you;

If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements;

Under applicable anti-money laundering regulations and other federal regulations, exchange orders may be suspended, restricted or canceled and the monies withheld.

The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions

The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999. When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

        (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

        (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

        (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: The Trust strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them.

Trust Policies

The following policies apply to you as a shareholder.

Statements and reports that the Trust sends to you include the following:

        Confirmation of each purchase and sale;*

        Confirmation of your dividend payment;*

        Financial reports (every six months);*

        Year-end statement.*

        * These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 28% of your taxable distributions and redemptions.


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, indepen-dent auditor, whose report on the financial statements and financial highlights for the year ended September 30, 2003 is included in the Statement of Additional Information, which is available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended September 30,
                     2003       2002#        2001        2000       1999       1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data^
Net Asset Value:
 Beginning of
Period               %7.05     $7.42        $9.08       $10.08     $10.42     $11.79     $10.90     $10.33     $10.02      $9.94
------------------------------------------------------------------------------------------------------------------------------------
Income From
Investment
Operations:
Net investment
income                0.56      0.65         0.92        1.02       1.05       1.01       0.98       0.98       0.98        0.98
Net realized and
unrealized gain
(loss) on
investment            0.14     -0.35        -1.61       -0.90      -0.23      -1.42       0.91       0.58       0.29        0.09
Total from
investment
operations            0.70      0.30        -0.69        0.12       0.82      -0.41       1.89       1.56       1.27        1.07
Less Distributions:
Net investment
income                -0.56    -0.67        -0.97       -1.12      -0.98      -0.96       -1.00      -0.99      -0.96      -0.99
Capital Gain            -         -            -          -        -0.18         -          -         -          -           -
Net Asset Value:
End of Period         $7.19      $7.05       $7.42       $9.08      $10.08     $10.42      $11.79    $10.90     $10.33      $10.02
                      =====      =====       =====      ======      ======     ======      ======    ======     ======      =====

-------------------------------------------------------------------------------------------------------------------------
Total Return          10.43%     4.00%       -8.18%      1.29%       7.99%     -4.13%      18.16%    15.98%     13.44%     10.96%
-------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data

Net assets end of
period (in
millions)           $1,794.7   $1,471.5    $1,172.1    $1,430.6    $2,059.1   $2,046.7    $2,074.2  $1,200.5    $797.6     $582.1
Ratio of operating
  expenses to
  average
  net assets *       0.65%        0.70%       0.86%       1.22%       0.73%     0.70%       0.65%     0.69%       1.02%      1.06%
Ratio of interest
  expense to average
  net assets         0.00%        0.00%       0.21%       0.61%       0.12%     0.09%       0.01%     0.03%       0.35%      0.36%
Ratio of net investment
  income to average
  net assets         7.97%        8.61%       11.10%      10.84%      9.99%     8.73%       8.65%     9.41%       9.77%      9.37%
Portfolio turnover
  rate                13%          18%         22%          4%         27%        64%        33%       32%         41%        73%

* Includes Interest Expense
^ Per Share Data calculated using the Average Share Method

#As required, effective October 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.


DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

        AAA Highest quality. Ability to pay interest and principal very strong.

        AA      High quality. Ability to pay interest and principal strong.

        A Medium to high quality. Ability to pay interest and principal, but more susceptible to changes in circumstances and the economy.

        BBB Medium quality. Adequate ability to pay, but highly susceptible to adverse circumstances.

        BB Speculative. Less near-term likelihood of default relative to other speculative issues.

        B Current capacity to pay interest and principal, but highly susceptible to changes in circumstances.

        CCC Likely to default, where payment of interest and principal is dependent on favorable circumstances.

        CC      Debt subordinate to senior debt rated CCC.

        C       Debt subordinate to senior debt rated CCC

        D Currently in default, where interest or principal has not been made as promised.

APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES
The table below reflects the composition by quality rating of the fixed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the calender year ended December 31, 2003. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating Fixed Income

Category Composition

Unrated                                                  6.9%

AAA                                                     11.7%

AA                                                       -

A                                                        0.1%

BBB                                                      1.5%

BB                                                      15.3%

B                                                       39.2%

CCC                                                     20.0%

CC, C, D                                                 5.3%



FOR MORE INFORMATION

You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

                            Northeast Investors Trust
                               150 Federal Street
                              Boston, MA 02110-1745
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.


                           NORTHEAST INVESTORS TRUST
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (800) 225-6704

                         Shares of Beneficial Interest

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2004

This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2004 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.

TABLE OF CONTENTS                                                       Page
The Trust                                                               B-2
Investment Objectives, Policies
and Restrictions                                                        B-2
Trustees and
Officers                                                                B-4
Compensation of Trustees                                                B-6
Custodian and
Independent Auditors                                                    B-7
Bank Loans                                                              B-7
Brokerage                                                               B-8
Price and Net Asset
Value                                                                   B-8
Shareholder Plans                                                       B-9
Tax-Advantaged
Retirement Plans                                                        B-10
Dividends, Distributions & Federal Taxes                                B-11
Capital Shares                                                          B-12
Proxy Voting Guidelines                                                 B-13
Historical Performance Information                                      B-14
Financial Statements                                                    B-16







THE TRUST

Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities.
(13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.
(16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

The above policies do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2003 and 2002 the rates of total portfolio turnover were 13.47% and 17.61% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.


TRUSTEES AND OFFICERS

The Trustees of the Trust are Ernest E. Monrad, Bruce H. Monrad, Robert B. Minturn, C. Earl Russell, Fred L. Glimp, J. Murray Howe and Peter J. Blampied. Under Massachusetts law, the Trustees are generally responsible for the management of the Trust. The following table provides certain information about the Trust's Trustees and Officers:

                                                                                     Principal
                                   Position(s) Held           Length of              Occupation(s) During    Other Directorships
Name, Address and Age              with Trust                 Time Served (1)        Last 5 Years            held by Trustee
Trustees Who Are "Interested Persons" of the Trust and Officers
Ernest E. Monrad(2)                Trustee                    43 Years               Trustee of the Trust,   Century Shares Trust
150 Federal Street                                                                   Chairman until May,     Century Capital
Boston, MA                                                                           2000                    Management Trust
Age 73                                                                                                       The New America High
                                                                                                             Income Fund, Inc.
                                                                                                             Northeast Investors
                                                                                                             Growth Fund
Bruce H. Monrad(2)                 Chairman and Trustee       10 Years               Trustee and Officer
150 Federal Street                                                                   of the Trust
Boston, MA
Age 42

William A. Oates, Jr.              President                  22 years               Trustee and President
150 Federal Street                                                                   of Northeast
Boston, MA                                                                           Investors Growth Fund
Age 61
Gordon C. Barrett                  Executive Vice President   16 years               CFO of the Trust and
150 Federal Street                 and CFO                                           Northeast Investors
Boston, MA                                                                           Growth Fund, Officer
Age 47                                                                               of Northeast
                                                                                     Investment
                                                                                     Management, Inc.
Robert B. Minturn                  Trustee, Clerk, and Vice   23 years               Clerk and Trustee of    Northeast Investors
150 Federal Street                 President                                         the Trust               Growth Fund
Boston, MA
Age 64

Trustees Who Are Not "Interested Persons" of the Trust
C. Earl Russell                    Trustee                    52 years               Adviser to the
50 Congress Street                                                                   accounting firm of
Boston, MA                                                                           Russell, Brier & Co.
Age 95

Fred L. Glimp                      Trustee                    23 years               Special Assistant to
1350 Massachusetts Ave.                                                              President and former
Cambridge, MA                                                                        Vice President for
Age 77                                                                               Alumni Affairs and
                                                                                     Development of
                                                                                     Harvard
                                                                                     University(volun-
                                                                                     tary basis since
                                                                                     January 2001)
J. Murray Howe                     Trustee                    17 years               Of counsel to the law
One Post Office Square                                                               firm of Sullivan &
Boston, MA                                                                           Worcester
Age 79

Peter J. Blampied                  Trustee                    3 years                President of Corcoran   Access Capital
100 Grandview Road                                                                   Management Co. Inc.,    Strategies, LLC
Braintree, MA 02184                                                                  real estate
Age 61

(1)      The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the
         Trustees.
(2)      Ernest E. Monrad and Bruce H. Monrad are father and son respectively.


The Trustees have an Audit Committee consisting of Messrs. Russell, Glimp, Howe and Blampied. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Trust's independent accountants. The provision of audit and non-audit services by the Trust's independent accountants is subject to prior approval by the Audit Committee. The Committee held one meeting during the last fiscal year.

         The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

Name of Trustee                                                       Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000
Robert B. Minturn                                                     Over $50,001-$100,000
Trustees Who Are Not "Interested Persons" of the Trust
C. Earl Russell                                                       $50,001-$100,000
Fred L. Glimp                                                         Over $100,000
J. Murray Howe                                                        $10,001 - $50,000
Peter J. Blampied                                                     Over $100,000


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on December 31, 2003 was 1,849,055 shares (0.78%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

COMPENSATION OF TRUSTEES

Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees and President for each of the fiscal years ended September 30, 2001, 2002 and 2003 was $6,390,935, $7,353,792, and $8,971,653 respectively.

The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2003 to the Trustees, President and Officers of the Trust from the Trustees fee or otherwise.


Name and Position                                            Aggregate Compensation Paid

Ernest E. Monrad,  Trustee                                   $2,907,895
Bruce H. Monrad, Chairman and Trustee                        $3,345,164
William A. Oates, Jr., President                             $2,358,594
Gordon C. Barrett, Executive Vice President and Treasurer*   $  409,500
Robert B. Minturn, Vice President, Clerk and Trustee         $  240,000
C. Earl Russell, Trustee                                     $   30,000
Fred L. Glimp, Trustee                                       $   30,000
J. Murray Howe, Trustee                                      $   30,000
Peter J. Blampied, Trustee                                   $   30,000
 *Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee.


Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require. No retirement benefits are provided by the Trust to any Trustee.


CUSTODIAN AND INDEPENDENT AUDITORS

The custodian for the Trust is Investors Bank & Trust Company, 200
Clarendon Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

Effective for fiscal year ending September 30, 2004, the independent accountants for the Trust are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. Ernst & Young LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Forms N-lA and N-SAR and prepares the Trust's federal income and excise tax returns.

BANK LOANS

The following table shows the Trust's borrowing in each of the ten years ended September 30, 2003.


                                                                                                Average
                                                                                                Amount of
                                                                         Average                Debt
                                                     Amount of           Amount of              As a percentage
                                                     Debt                Debt                   Of average net
Year Ended                                           Outstanding         Outstanding*           Assets*

September 30,


1994                                                   54,363,000          41,432,102                      7.42%
1995                                                    3,552,000          32,973,723                      5.03%
1996                                                    8,331,405          88,985,931                     10.35%
1997                                                            0           4,166,183                       .26%
1998                                                   90,826,838          36,630,591                      1.59%
1999                                                  197,275,213          48,732,032                      2.15%
2000                                                  127,443,774         163,418,832                      9.80%
2001                                                            0          42,175,565                      3.18%
2002                                                            0          19,663,586                      2.33%
2003                                                            0                   0                      0.00%


*Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)







BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain the best security price available, and, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trust seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, the Trustees' policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During the fiscal year ended September 30, 2003, the Trust engaged in portfolio transactions involving broker-dealers totaling $1,800,787,063. Of this amount $65,428 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $2,210. The remaining $1,800,721,635 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal years ended September 30, 2001 and 2002 brokerage commissions paid totaled $30,520 and $16,623, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2003 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including income accrued) less all liabilities by the number of shares outstanding. Fixed income securities for which market quotations are readily available are valued on the basis of valuations furnished by pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the
fair value of such securities.   Such securities may also be valued at market
values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities if such valuations are believed to reflect more accurately the fair value of such securities; equity securities for which market quotations are readily available will generally be valued in this manner. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the trust;
(ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.



TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust.

Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust. Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.


DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 28% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.


CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.



PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Trust. The purpose of these guidelines is simple: to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1) Proposals seeking approval of equity-based compensation, including stock option plans
2)       Proposals relating to changes in corporate control
3)       Proposals that affect shareholder rights, including voting rights
4)       Proposals for the election of directors
5)       Proposals relating to social and corporate responsibility issues
6)       Proposals for the approval of independent auditors

Equity-based Compensation Plans

In general, the Trust agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals. The
Trust will vote in favor of proposals for the expensing of stock options.

Corporate Control

The Trust generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company's securities and the potential transfer of corporate control through takeover - hostile or otherwise - must generally be permitted to occur. In the case of shareholder rights plan, often referred to as "poison pills", we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We generally oppose "golden parachute" plans providing more than two times the annual salary because they impede potential takeovers that shareholders should be free to consider. We will carefully review proposals to increase capital stock and generally oppose so-called "blank check" preferred stock. We favor non-classified boards of directors.

Shareholder Rights

The Trust views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Election of the board of directors

The Trust believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

Corporate and social policy issues

The Trust believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Trust would not vote for such proposals unless supported by management.

Approval of independent auditors

The Trust believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Trust, on the one hand, and any affiliated person of the Trust, on the other, the voting of such proxy will be referred to the Trustees of the Trust who are not "interested persons" of the Trust as such term is defined under the Investment Company Act of 1940 (the "Independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and, when available, the Trust's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov).


HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[OBJECT OMITTED]


Where:

P =      a hypothetical initial payment of $1,000
N =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all
dividends and distributions.   The Trust may also advertise total return (a
"nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.
A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 2003 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2[(a-b/cd + 1)6 - 1]
Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available. The Trust's Annual Report contains additional performance information, and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.       Schedule of Investments as of September 30, 2003

2.       Statement of Assets and Liabilities as of September 30, 2003

3.       Statement of Operations for the Year Ended September 30, 2003

4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2003

5.       Notes to Financial Statements for the year ended September 30, 2003

6.       Report of PricewaterhouseCoopers LLP, Independent Auditors


Schedule of Investments
September 30, 2003

Corporate Bonds & Notes                                                         Value
Name of Issuer                                          Principal               (Note B)

Agricultural Products - 0.12%
Hines Horticulture Senior Sub. Notes Series B, 12.75%,
10/15/05                                                $1,951,000              $2,068,060

Apparel - 1.44%
Polymer Convertible Notes, 10%, 12/31/07 (a)             2,591,000               2,591,000
Samsonite Corp. Senior Sub. Notes, 10.75%, 6/15/08      22,400,000              23,408,000
                                                                                ----------
                                                                                25,999,000

Automotive and Truck - 1.88%
Lear Corp. Senior Notes Series B, 7.96%, 05/15/2005     31,450,000              33,808,750

Building & Construction - 0.40%
Aluma Enterprises, Inc., 7.5%, 12/31/01 (a) (g)          1,068,996               1,034,467
Henry Company Senior Notes Series B, 10%, 4/15/08        2,500,000               2,125,000
Nualt Enterprises, Inc., 6%,12/31/04 (a) (b) (g)         7,042,799               3,931,199
                                                                                ----------
                                                                                 7,090,666

Chemicals - 4.20%
General Chemical Ind. Senior Sub. Notes, 10.625%,
5/01/09 (b)                                              3,000,000                 975,000
Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04    2,000,000               1,765,000
Lyondell Senior Secured Notes Series B, 9.875%,
5/01/07 (c)                                             22,000,000              20,955,000
Lyondell Chemical Senior Sub. Notes, 10.875%,
5/01/09 (c)                                             10,000,000               8,900,000
Lyondell Chemical Senior Secured Notes, 11.125%,
7/15/12                                                 20,000,000              19,600,000
Pioneer Americas, Inc. Secured Notes, 10%, 12/31/08     14,510,100              12,587,512
Pioneer Americas, Inc. Senior Secured Notes, FRN 4.64%,
12/31/06                                                 1,384,357               1,200,929
Rockwood Specialties Corp. Sr. Sub. Notes, Series 144A
10.625%, 5/15/11                                         2,000,000               2,130,000
Sterling Chemical, Inc., PIK 10%, 12/19/07               7,666,634               7,206,636
                                                                                ----------
                                                                                75,320,077

Clothing - 1.05%
St. John Knits Senior Sub. Notes, 12.5%, 7/1/09         10,000,000              10,950,000
West Point Stevens, Inc. Sen. Notes, 7.875%,
6/15/05 (b)                                             25,725,000               5,273,625
West Point Stevens, Inc. Sen. Notes, 7.875%,
6/15/08 (b)                                             11,750,000               2,408,750
                                                                                ----------
                                                                                18,632,375

Communication Equipment - 0.01%
Mosler, Inc. Senior Notes, 11%, 4/15/03 (a) (b)         10,340,000                 245,149


Conglomerate - 0.74%
Jordan Industries Sen. Sub. Disc. Notes Series B, 11.75%,
4/01/09                                                  6,616,713               1,323,343
Jordan Industries Senior Notes Series D, 10.375%,
8/01/07                                                  9,500,000               4,750,000
Jordan Industries Senior Notes Series B, 10.375%,
8/01/07                                                 14,500,000               7,250,000
                                                                                ----------
                                                                                13,323,343

Electric Utilities - 13.48%
Illinois Power First Mortgage Notes, 11.5%, 12/15/10    50,000,000              60,000,000
Nevada Power Co. Series E, 10.875%, 10/15/09            10,000,000              10,812,500
Orion Power Holdings, Inc. Senior Notes, 12%, 5/01/10   29,000,000              32,770,000
Pacific Gas & Electric Co. Senior FRN Notes, 7.958%,
10/31/01 (f)                                            50,500,000              51,131,250
Pacific Gas & Electric Co. Senior Notes, 9.625%,
11/01/05                                                 7,500,000               7,687,500
Sierra Pacific Power Co. Series A, 8%, 6/01/08          12,385,000              12,539,813
Southern California Edison First Mortgage Notes Series 144A,
8%, 2/15/07 (c)                                         60,000,000              67,050,000
                                                                               -----------
                                                                               241,991,063

Energy/Natural Resources - 11.55%
Giant Industries Sen. Sub. Notes, 11%, 5/15/12           5,000,000               4,925,000
Husky Oil Bonds, 8.9/11.1875%, 8/15/28 (c) (d)          20,000,000              23,425,000
KCS Energy Inc. Senior Sub. Notes, 8.875%, 1/15/06      12,500,000              12,312,500
Key Energy Senior Sub. Notes Series B, 14%, 1/15/09 (c) 10,235,000              11,156,150
Nuevo Energy Co. Senior Notes Series B, 9.5%, 6/01/08    5,346,000               5,619,982
Nuevo Energy Co. Senior Sub. Notes, 9.375%, 10/01/10     3,600,000               3,897,000
Parker Drilling Co. Senior Notes Series D, 10.125%,
11/15/09                                                19,195,000              19,770,850
Parker Drilling Co. Senior Notes Series D, 9.75%,
11/15/06                                                10,000,000              10,225,000
Pogo Producing Co. Senior Sub. Notes Series B, 10.375%,
2/15/09                                                 14,250,000              15,283,125
Resource America, Inc. Senior Notes, 12%, 8/01/04        7,500,000               7,612,500
Swift Energy Co. Senior Sub. Notes, 10.25%, 8/01/09 (c) 10,000,000              10,825,000
Swift Energy Co. Senior Sub. Notes, 9.375%, 5/01/12 (c) 18,000,000              19,440,000
Transocean Sedco. Forex Notes, 6.75%, 4/15/05            1,840,000               1,967,678
Williams Companies Notes, 6.625%, 11/15/2004             7,580,000               7,655,800
Williams Companies Notes, 9.25%, 03/15/2004 (c)         43,245,000              44,109,900
Wiser Oil Co. Sen. Sub. Notes, 9.5%, 5/15/07             9,655,000               9,123,975
                                                                               -----------
                                                                               207,349,460
Entertainment - 3.63%
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%,
3/15/09                                                 19,000,000              19,688,750
AMC Entertainment, Inc. Senior Sub. Notes, 9.875%,
2/01/12                                                 16,500,000              17,985,000
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%,
2/01/11                                                 17,400,000              18,270,000
Cinemark USA, Inc. Senior Sub. Notes Series B, 9.625%,
8/01/08                                                  6,675,000               6,925,312
Regal Cinemas, Inc. Senior Sub. Notes Series B, 9.375%,
2/01/12                                                  2,000,000               2,250,000
                                                                                ----------
                                                                                65,119,062

Financial Services - 1.47%
Finova Group, Inc. Notes, 7.5%, 11/15/09                 9,085,000               4,497,075
Metris Companies, Inc. Senior Notes, 10.125%, 7/15/06   15,000,000              11,025,000
Metris Companies, Inc. Senior Notes, 10%, 11/01/04       2,000,000               1,560,000
Providian Financial Corp., 3.25%, 8/15/05 (c)           10,000,000               9,350,000
                                                                                ----------
                                                                                26,432,075

Food & Beverage - 0.73%
Chiquita Brands Senior Notes, 10.56%, 3/15/09           10,328,697              11,387,388
Mrs. Fields Original Cookies Senior Sub. Notes, 10.125%,
12/01/04                                                 3,500,000               1,750,000
                                                                                ----------
                                                                                13,137,388

Food Processing - 0.53%
Agrilink Foods, Inc. Senior Sub. Notes, 11.875%,
11/01/08 (c)                                             9,000,000               9,506,250

Food Service - 0.82%
Aurora Food, Inc. Senior Sub. Notes Series D, 9.875%,
2/15/07 (b)                                              9,000,000               5,175,000
Aurora Food, Inc. Senior Sub. Notes Series B, 9.875%,
2/15/07 (b)                                              4,500,000               2,587,500
Aurora Food, Inc. Senior Sub., 8.75%, 7/01/08 (b)        8,250,000               4,661,250
B&G Foods Senior Sub. Notes Series D, 9.625%, 8/01/07    2,250,000               2,306,250
                                                                                ----------
                                                                                14,730,000

Funeral Services -0.31%
Alderwoods Group, Inc. Senior Notes, 12.25%, 1/02/09     5,000,000               5,537,500

Gaming - 17.24%
Coast Hotels & Casino Company Gtd. Notes, 9.5%,
4/01/09 (c)                                             15,000,000              16,012,500
Harrah's Operating Co., Inc. Senior Sub. Notes, 7.875%,
12/15/05                                                51,941,000              56,226,132
Hollywood Park Inc., Senior Sub. Notes Series B, 9.25%,
2/15/07                                                 27,307,000              27,887,274
Park Place Entertainment Senior Sub. Notes, 7.875%,
12/15/05                                                31,700,000              33,641,625
Park Place Entertainment Senior Notes, 8.5%, 11/15/06    5,760,000               6,278,400
Pinnacle Entertainment Group Senior Sub. Notes Series B,
9.5%, 8/01/07                                            7,500,000               7,678,125
Station Casinos, Inc. Senior Sub. Notes, 9.875%,
7/01/10                                                 31,821,000              35,201,981
Trump Atlantic City First Mortgage Notes, 11.25%,
5/01/06                                                 90,530,000              69,481,775
Venetian Casino / Las Vegas Sands Company Gtd., 11%,
6/15/10                                                 50,000,000              57,000,000
                                                                               -----------
                                                                               309,407,812

Grocery Stores - 1.09%
Fleming Co., Inc. Senior Sub. Notes, 9.875%,
5/01/12 (b)                                             26,000,000                   2,600
Fleming Co., Inc. Senior Sub. Notes Ser D, 10.625%,
7/31/07 (b)                                             10,000,000                   1,000
Fleming Co., Inc. Senior Notes, 10.125%, 4/01/08 (b)    15,000,000               2,475,000
Fleming Co., Inc. Convertible Notes, 5.25%,
3/15/2009 (a)(b)                                         3,000,000                     300
Fleming Co., Inc. Senior Notes, 9.25%, 6/15/10 (b)       8,309,000               1,370,985
Pathmark Stores, Inc. Senior Sub. Notes 8.75%, 2/01/12  11,500,000              11,787,500
Penn Traffic Senior PIK Notes, 11%, 6/29/09 (b)         10,032,560               4,013,024
                                                                                ----------
                                                                                19,650,409

Health Care Supplies - 0.01%
Global Health Sciences Company Senior Notes, 11%,
5/1/08 (a) (b)                                           5,000,000                 160,000

Hotels - 0.12%
Starwood Hotels and Resorts Notes, 6.75%, 11/15/05       2,000,000               2,107,500

Independent Power Producer - 2.25%
Calpine Corp. Senior Secured Notes, Series 144A, 8.5%,
7/15/10                                                 21,000,000              19,320,000
Calpine Corp. Senior Secured Notes, Series 144A, 8.75%,
7/15/13                                                 23,000,000              21,045,000
                                                                                ----------
                                                                                40,365,000

Manufacturing/Service Industry - 1.50%
Blount, Inc. Senior Notes, 7%, 6/15/05                  14,505,000              14,214,900
Haynes International Senior Notes, 11.625%, 9/01/04     10,000,000               5,200,000
Key Components LLC Senior Notes, 10.5%, 6/01/08          7,500,000               7,500,000
                                                                                ----------
                                                                                26,914,900

Metals & Mining - 3.12%
Crown Cork and Seal Notes, 8.375%, 1/15/05               7,500,000               7,650,000
Crown Euro Holdings SA, Secured Notes, 9.5%,
3/01/11 (c)                                             23,000,000              24,725,000
Golden Northwest Aluminum, First Mortgage Notes, 12%,
12/15/06 (b)                                            12,500,000                 500,000
Inland Steel Corp. First Mortgage Nts. Series R, 7.9%,
1/15/07                                                  6,500,000               5,330,000
Kaiser Aluminum Chemical Corp. Sen. Sub. Notes, 12.75%,
2/01/03 (b)                                             46,230,000               3,698,400
Kaiser Aluminum Chemical Corp. Sen. Nts. Ser. B, 10.875%,
10/15/06 (b)                                            12,000,000               9,240,000
Kaiser Aluminum Chemical Corp. Series D, 10.875%,
10/15/06 (b)                                             1,500,000               1,155,000
LTV Steel Co., Inc. Senior Notes, 8.2%, 9/15/07 (b)      8,000,000                  80,000
LTV Steel Co., Inc. Senior Notes, 11.75%, 11/15/09 (b)   7,500,000                  75,000
National Steel Corp. First Mortgage Notes, 8.375%,
8/01/06 (b)                                              1,002,831                  70,198
Ormet Corp. Senior Notes, 11%, 8/15/08 (b)              15,000,000               3,450,000
                                                                                ----------
                                                                                55,973,598
Miscellaneous Manufacturing - 0.73%
Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06        6,645,000               3,521,850
Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08     9,000,000               9,506,250
                                                                                ----------
                                                                                13,028,100

Oil/Gas Exploration - 2.34%
Comstock Resources Inc. Senior Notes, 11.25%,
5/01/07 (c)                                             14,500,000              15,732,500
Forest Oil Corp. Senior Notes, 8%, 6/15/08              24,655,000              26,195,938
                                                                                ----------
                                                                                41,928,438

Packaging and Container - 3.41%
Ball Corp. Senior Notes, 7.75%, 8/01/06                 21,383,000              23,200,555
Owens-Illinois, Inc. Senior Notes, 7.15%, 5/15/05 (c)   33,000,000              33,742,500
Viskase Companies, Inc. Senior Sub Secured Notes, 8%,
12/01/08                                                 8,455,206               4,227,603
                                                                                ----------
                                                                                61,170,658

Paper/Forest Products - 0.62%
American Tissue, Inc. Senior Secured Notes, 12.5%,
7/15/06 (b)                                             14,061,292                 140,613
Crown Paper Senior Sub. Notes, 11%, 9/01/05 (b)         14,950,000                   1,495
Four M Corporation Senior Notes, Series B, 12%,
6/01/06                                                  1,500,000               1,511,250
Stone Container Corp. Senior Notes, 11.5%,
8/15/06 (c)                                              9,000,000               9,551,250
                                                                                ----------
                                                                                11,204,608

Petroleum and Drilling  - 1.71%
ANR Pipeline Co. Senior Notes, 8.875%, 3/15/10           2,000,000               2,140,000
Northwest Pipeline Corp. Senior Notes, 8.125%, 3/01/10   1,000,000               1,085,000
Petro Stopping Center Financial Senior Notes, 10.5%,
2/01/07                                                  9,000,000               9,045,000
Southern Natural Gas Senior Notes, 8.875%, 3/15/10       3,000,000               3,210,000
Tesoro Petroleum Corp. Senior Sub. Notes, 9%,
7/01/08 (c)                                             14,000,000              13,650,000
Tesoro Petroleum Corp. Secured Notes, 8%, 4/15/08        1,500,000               1,537,500
                                                                                ----------
                                                                                30,667,500

Products and Manufacturing - 0.95%
Motors and Gears, Inc. Senior Notes Series D, 10.75%,
11/15/06                                                22,410,000              17,031,600

Retail - 1.02%
Eye Care Centers of America, Inc. Senior Notes, 9.125%,
5/01/08                                                 10,000,000               9,850,000
Eye Care Centers Sub. Nts. FRN, 5.27%, 5/01/08           5,000,000               4,425,000
National Vision Senior Notes, 12%, 3/30/09               7,424,120               4,036,865
                                                                                ----------
                                                                                18,311,865

Retail Food Chains - 3.47%
Advantica Restaurant Group Senior Notes, 11.25%,
1/15/08                                                 58,768,700              33,792,003
American Restaurant Group Senior Notes Series D, 11.5%,
11/01/06 (c)                                            15,886,000              11,120,200
Foodmaker Inc. Senior Sub. Notes, 8.375%, 4/15/08       11,700,000              12,109,500
Planet Hollywood Secured, 12.75%, 5/09/05 (a)              942,093                 449,976
Romacorp, Inc. Senior Notes, 12%, 7/01/06 (b)            7,500,000               4,875,000
                                                                                ----------
                                                                                62,346,679

Telecom Equipment - 3.04%
Qwest Corp. Notes, 7.2%, 11/01/04 (c)                   53,155,000              54,616,763

Transportation - 0.62%
Avis Rent A Car Senior Sub. Notes, 11%, 5/01/09 (c)     10,000,000              11,100,000

Total Corporate Bonds & Notes - 85.60%                                      --------------
(cost - $1,832,692,650)                                                     $1,536,275,648
                                                                            --------------
Foreign Bonds Value
Name of issuer Principal (Note B)
Foreign Bonds - 2.89%
Brazil C Bond Debentures, 8%, 4/15/14                   12,314,100              11,321,337
Argentina Global Bonds, 12%, 6/19/31 (b)                34,249,578               8,836,391
Republic of Brazil Discount Ser Z-L, 14.5%, 10/15/09    26,366,000              31,665,566
Euro Stabilization Advances, 12/15/26 (e)              GBP 133,613                  44,408
                                                                               -----------
Total Foreign Bonds - (cost - $56,524,890)                                     $51,867,702

Stocks                                                  Number of               Value
Name of issuer                                          Shares                  (Note B)

Common Stock - 6.40%
American Restaurant, Inc. (a) (e)                           86,997              $1,589,806
Catalina Restaurant Group (a) (e)                          276,475               1,331,249
Chiquita Brands, Inc. (e)                                1,039,148              18,392,920
Chubb Corp. (c)                                            300,000              19,464,000
Continental Airlines, Class B (e)                              264                   4,377
Darling International, Inc. (e)                            745,530               1,975,654
Denny's Corp. (e)                                        1,217,762                 523,638
Dictaphone, Inc. (e)                                       255,489               2,367,636
Evenflo Corp. (a) (e)                                      509,091               1,050,000
International Airline Support Group (e)                    219,540                   4,391
JPS Capital (e)                                          1,038,823               2,576,281
J P Morgan Chase & Co.                                     370,000              12,702,100
Laroche Industries, Inc. (a) (e)                            36,000                 381,600
Lodgian, Inc. (e)                                          514,070               2,750,275
MAXXAM, Inc. (e)                                           200,000               2,930,000
National Vision, Inc. (e)                                  349,783                 241,350
NL Industries                                              510,200               8,300,954
Nualt Enterprises (a) (e) (g)                               10,752                     107
Pathmark Stores (e)                                      1,600,398              11,154,774
Penn Traffic (e)                                         1,906,164                 274,488
Pioneer America (e)                                        282,700               1,286,285
Planet Hollywood International, Inc. (a) (e) (g)             2,402                      24
Polymer Group, Inc. - Class A (e)                          331,594               1,840,347
Prandium (e)                                               869,935                 269,680
Safelite Glass Corp., Class B (a) (e) (g)                  109,677                 877,416
Safelite Realty Corp. (a) (e) (g)                            7,403                  59,224
Smurfit-Stone Container (e)                                257,142               3,841,701
Sterling Chemical, Inc. (e)                                245,738               3,747,504
Tokheim (e) (g)                                            180,224                   1,802
Trilanco 2 Limited (a) (e) (g)                                  98                       1
Trilanco 3 Limited (a) (e) (g)                                  98                       1
Viskase Cos., Inc. (e) (g)                               1,293,291               1,306,224
Walter Industries, Inc.                                    500,000               5,365,000
WestPoint Stevens, Inc. (e)                              1,600,000                  16,000
Zions Bancorporation                                       145,600               8,152,144
                                                                              ------------
Total Common Stocks - (cost - $374,201,412)                                   $114,778,953

Preferred Stocks - 0.91%
Chubb Corp. 7%                                             200,000               5,530,000
Lodgian, Inc. PIK 12.25%                                   433,881              10,847,012
                                                                               -----------
Total Preferred Stocks - (cost $13,736,866)                                    $16,377,012

                                                        Number of
Warrants                                                Shares or               Value
Name of Issuer                                          Units                   (Note B)
Warrants - 0.07%
American Restaurant Group Warrants (a) (e)              7,429                          $35
Dictaphone Warrants (a) (e)                           203,566                       60,630
Key Energy Service Warrants (a) (e)                    15,000                    1,211,945
Safelite Glass Corp. A Warrants (a) (e) (g)           268,789                       10,811
Safelite Glass Corp. B Warrants (a) (e) (g)           179,192                        8,538
Sterling Chemical Warrants (a) (e)                     83,125                       13,928
                                                                                ----------
Total Warrants - (cost - $17,083,949)                                           $1,305,887

Repurchase Agreement - 1.60%
Investors Bank & Trust Repurchase Agreement, 0.72% due
10/1/03                                                                        $28,667,990*
Total Repurchase Agreement                                                     -----------
(cost - $28,667,990)                                                            28,667,990
                                                                               -----------
Total Investments - 97.47%
(cost - $2,322,907,757)                                                      1,749,273,192
                                                                            --------------
Net Other Assets - 2.53%                                                        45,455,411
                                                                            --------------
Net Assets - 100%                                                           $1,794,728,603
                                                                            --------------

* Acquired on September 30, 2003. Collateralized by $30,101,390 of market value of U.S. Government mortgage-backed securities due through 08/01/33. The maturity value is $28,668,563.

(a) Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(b) Non-income producing security due to default or bankruptcy filings.
(c) All or a portion of security has been pledged to collateralize lines of credit.
(d) Represents a step-up coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(e) Non-income producing security.
(f) Security in principal default. As of date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(g) All or a portion of security is restricted. The aggregate market value of restricted securities as of September 30, 2003 is $7,228,192.

PIK Payment in Kind
GBP Principal denoted in British Pounds Sterling
FRN Floating Rate Note

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
September 30, 2003

Assets
Investments - at market value (cost $2,322,907,757)             $1,749,273,192
Receivable for interest                                             42,145,618
Receivable for investments sold                                      4,397,444
Receivable for shares sold                                           2,713,535
Receivable for dividends                                               108,000
                                                                --------------
Total Assets                                                     1,798,637,789

Liabilities
Payable for shares repurchased                                      $1,357,035
Payable for trustee fees                                             2,244,653
Accrued expenses                                                       307,498
                                                                --------------
Total Liabilities                                                    3,909,186
                                                                --------------
Net Assets                                                      $1,794,728,603
                                                                --------------

Net Assets Consist of:
Capital, at a $1.00 par value                                     $249,615,565
Paid in surplus                                                  2,248,620,163
Distribution in excess of net investment income                     (1,946,462)
Accumulated net realized loss on investments                      (127,926,098)
Net unrealized depreciation of investments                        (573,634,565)
                                                                --------------
Net Assets                                                      $1,794,728,603
                                                                --------------

Net Asset Value, offering price and redemption price per share
($1,794,728,603/249,615,565 shares)                                      $7.19
                                                                         -----

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2003

Investment Income
Interest                                                          $146,771,784
Dividends                                                            3,105,622
Other Income                                                         1,216,703
                                                                  ------------
Total Income                                                       151,094,109

Expenses
Trustee fees                                                        $8,971,653
Administrative expenses and salaries                                 1,186,659
Auditing fees                                                          235,400
Printing, postage, and stationary fees                                 231,800
Computer and related expenses                                          217,900
Legal fees                                                             202,500
Commitment fees                                                        189,586
Insurance                                                               96,825
Registration and filing fees                                            39,650
Telephone                                                                7,150
Custodian fees                                                           4,475
Other expenses                                                          11,332
                                                                   -----------
Total Expenses                                                      11,394,930
                                                                   -----------
Net Investment Income                                              139,699,179
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investment transactions              (35,541,377)
Change in unrealized appreciation/(depreciation) of investments     78,288,225
                                                                  ------------
Net Increase in Net Assets Resulting from Operations              $182,446,027
                                                                  ------------
The accompanying notes are part of the financial statements.

Statements of Changes
in Net Assets
                                                Year Ended                              Year Ended
                                                September 30,                           September 30,
                                                2003                                    2002
Increase (Decrease) in Net Assets
From Operations:
Net investment income                           $139,699,179                            $123,068,494
Net realized gain (loss) from investment
transactions                                     (35,541,377)                            (89,737,960)
Change in unrealized (depreciation) of
investments                                       78,288,225                               9,658,656
Net Increase (Decrease) in Net Assets Resulting -------------                           ------------
from Operations                                  182,446,027                              42,989,190
                                                -------------                           ------------
Distributions to Shareholders from Net Investment
Income                                          (137,749,390)                           (123,928,252)
                                                ------------                            ------------
From Net Trust Share Transactions                278,561,972                             380,267,157
                                                ------------                            ------------
Total Increase (Decrease) in Net Assets          323,258,609                             299,328,095
                                                ------------                            ------------
Net Assets:
Beginning of Period                            1,471,469,994                           1,172,141,899
                                              --------------                          --------------
End of Period                                 $1,794,728,603                          $1,471,469,994
                                              --------------                          --------------

The accompanying notes are an integral part of the financial statements.




                                                                                  Year Ended September 30,
                                 2003           2002#           2001            2000            1999            1998
Per Share Data^
Net Asset Value:
Beginning of Period             $7.05           $7.42           $9.08           $10.08          $10.42          $11.79
Income From
Investment
Operations:
Net investment income            0.56            0.65            0.92             1.02            1.05            1.01
Net realized and
unrealized (loss) on
investment                       0.14          (0.35)          (1.61)           (0.90)          (0.23)          (1.42)
                                ------          ------          ------           ------          ------          ------
Total from investment
operations                       0.70            0.30           (0.69)            0.12            0.82           (0.41)
Less Distributions:
Net investment income           (0.56)          (0.67)          (0.97)           (1.12)          (0.98)          (0.96)
Capital Gain *********             -               -               -                -            (0.18)             -
                                ------          ------          ------           ------          ------          ------
Net Asset Value:
End of Period                   $7.19           $7.05           $7.42            $9.08          $10.08          $10.42
                                ------          ------          ------           ------         ------          ------
Total Return                    10.43%           4.00%           (8.18%)          1.29%          7.99%           (4.13%)

Ratios & Supplemental
Data
Net assets end of period
(in millions)                  $1,794.7       $1,471.5          $1,172.1        $1,430.1       $2,059.1         $2,046.7

Ratio of operating
expenses to average
net assets*                     0.65%           0.70%            0.86%           1.22%          0.73%            0.70%

Ratio of interest expense
to average net assets           0.00%           0.00%            0.21%           0.61%          0.12%            0.09%

Ratio of net investment
income to average net
assets                          7.97%           8.61%           11.10%           10.84%         9.99%             8.73%

Portfolio turnover rate        13.47%           17.61%          22.03%            3.80%         27.00%               64%

* Includes Interest Expense When Applicable

^Per Share Data calculated using the Average Share Method

#As required, effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in presentation. ~ Annualized


Notes to Financial Statements for the
year ended September 30, 2003

Note A-Organization
Northeast Investors Trust (the "Trust"), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B-Significant Accounting Policies

Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. The market value of securities fair valued by the Board of Trustees on September 30, 2003 was $15,007,406, which represented .84% of net assets.

Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in surplus. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C - Trustees' Compensation
Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. The aggregate compensation paid to the Independent Trustees during the fiscal year ended September 30, 2003 was $120,000.

The total number of the Trust's shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2003 was 1,843,577 shares (.74%) of shares outstanding.

Note D - Shares of Beneficial Interest
At September 30, 2003, there were unlimited shares of beneficial interest authorized with a par value of $1.00 Transactions in shares of beneficial interest were as follows:


                                                                Year Ended                      Year Ended
                                                                September 30, 2003              September 30, 2002
                                                        Shares          Amount                  Shares          Amount
Shares Sold                                          243,147,352   $1,709,994,019             165,947,515   $1,240,005,194
Shares issued to shareholders
in reinvestment of distributions
from net investment income                            14,627,732      101,920,813              11,978,945       88,186,763
                                                     -----------   --------------             -----------    -------------
                                                     257,775,084    1,811,914,832             177,926,460    1,328,191,957
Shares repurchased                                  (217,138,743)  (1,533,352,860)           (127,050,410)    (947,924,800)
                                                    ------------   --------------             ------------   --------------
Net Increase (Decrease)                               40,636,341     $278,561,972              50,876,050     $380,267,157


Note E - Purchases and Sales of Investments
The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $675,191,216 and $220,875,686 respectively, for the year ended September 30, 2003.

Note F - Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2003 the Trust had unused lines of credit amounting to $200,000,000 and there was no outstanding balance on such lines of credit. The committed lines of credit may be terminated at the banks' option at their annual renewal dates.

Note G - Repurchase Agreement
On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note H - Additional Tax Information
The tax character of distributions paid during the fiscal year ended
September 30, 2003 was as follows:
Distributions paid from:

Ordinary income                                                                 $137,749,390

As of September 30, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed earnings (distributions in excess of) ordinary income - net         $9,495,711
Capital loss carryforward                                                        (92,201,483)
Timing Differences (post October losses)                                         (33,948,005)
Unrealized gains (losses) - net                                                 (583,243,645)
                                                                                ------------
Total accumulated earnings (losses) - net                                       (699,897,422)
Capital loss carryforward years of expiration                                   (2008-2011)

At September 30, 2003 the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:
Tax cost                                                                       $2,332,516,837
Gross unrealized gain                                                              21,099,995
Gross unrealized loss                                                            (604,343,640)
                                                                               --------------
Net unrealized security gain (loss)                                              (583,243,645)


Report of Independent Auditors
To the Shareholders and Trustees of Northeast Investors Trust
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Trust (the "Trust") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 20, 2003
Boston, Massachusetts